                                                                    EXHIBIT 23.2
                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 11, 1999 relating to the financial statements which appear in Synbiotics Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1998.

PRICEWATERHOUSECOOPERS LLP

San Diego, California
November 5, 1999